CONSENT OF INDEPENDENT AUDITORS                                     Exhibit 23-2

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 0-2585) pertaining to The Dixie Group, Inc. Stock Incentive Plan of our report dated February 12, 2002, with respect to the consolidated financial statements and schedule of The Dixie Group, Inc. included in its Annual Report (Form 10-K) for the year ended December 29, 2001, filed with the Securities and Exchange Commission.


                                                           /s/ ERNST & YOUNG LLP

Chattanooga, Tennessee
May 3, 2002